Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit 10.23
THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND REGISTRATION IS THEREFORE NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.
INTREXON CORPORATION AND PRECIGEN, INC.
CONVERTIBLE NOTE

DECEMBER 28, 2018                                    $25,000,000
FOR VALUE RECEIVED, INTREXON CORPORATION, a Virginia corporation (the “Company”), and PRECIGEN, INC., a Delaware corporation (“Precigen”), jointly and severally hereby promise to pay to the order of ARES TRADING S.A., a corporation organized under the laws of Switzerland, or its assigns (“ARES” and, with the Company and Precigen, the “Parties”) the aggregate principal amount of Twenty-Five Million Dollars ($25,000,000), on June 28, 2021 (the “Maturity Date”), or upon acceleration or by conversion in accordance with the terms hereof.
1.Certain Defined Terms. Capitalized terms used in this Note shall have the meanings given them in the Agreement. In addition, the following terms shall have the following meanings:
(a)“Bankruptcy Law” has the meaning set forth in Section 4(a).
(b)“Antitrust Clearance” has the meaning set forth in Section 3(a).
(c)“Antitrust Law” has the meaning set forth in Section 3(a).
(d)“ARES” has the meaning set forth in the Preamble.
(e)“Borrowers” means the Company and Precigen, each of which is a “Borrower.”
(f)“Borrower Confirmation of Conversion Notice” has the meaning set forth in Section 3(g)(ii).
(g)“CFIUS” means the Committee on Foreign Investment in the United States.
(h)“CFIUS Clearance” means that any review or investigation (if any) by CFIUS of any Note Conversion shall have been concluded and: (i) the Parties shall have received written notice from CFIUS that CFIUS has concluded that the Note Conversion is not a “covered transaction” under Section 721 of the DPA; (ii) the Parties shall have received written notice from CFIUS that CFIUS shall have determined that there are no unresolved national security concerns with respect to such

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Note Conversion and that all action under Section 721 of the DPA with respect to such Note Conversion, and any investigation related thereto, has been concluded; or (iii) CFIUS shall have referred the Note Conversion to the President of the United States (the “President”) for action or sent a report to the President requesting a decision on the CFIUS declaration or notice submitted by the Parties and the President shall have announced a decision not to exercise his authority under Section 721(d) of the DPA with respect to such Note Conversion.
(i)“Common Stock Conversion Amount” has the meaning set forth in Section 3(a).
(j)“Company” has the meaning set forth in the Preamble.
(k)“Company Common Stock” has the meaning set forth in Section 3(a).
(l)“Conversion Amount” means the portion of the principal amount of this Note submitted for conversion into Equity Securities of the Company or Precigen pursuant to the applicable Conversion Notice.
(m)“Conversion Date” means the actual date that ARES submits a Conversion Notice to the Company or Precigen to convert any outstanding principal amount of this Note into shares of Equity Securities of the Company or Precigen so long as ARES shall provide (or otherwise deliver) to the Company or Precigen (as applicable) such Conversion Notice on such date in a manner constituting Notice.
(n)“Conversion Notice” means a fully executed notice of conversion in the form attached hereto as Exhibit I.
(o)“Conversion Price” means, as of any applicable Conversion Date, Mandatory Conversion Time, or other date of determination, the volume weighted-average price of Company Common Stock on the Nasdaq Stock Market for the [*****] Trading Days immediately prior to the Conversion Date, Mandatory Conversion Time, or other relevant date of determination as reported by Bloomberg, L.P. in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading sessions on each such Trading Day.
(p)“Custodian” has the meaning set forth in Section 4(a).
(q)“DPA” means the Defense Production Act of 1950, as amended.
(r)“DTC” has the meaning set forth in Section 3(g)(ii).
(s)“Event of Default” has the meaning set forth in Section 4(a).
(t)“Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of Precigen or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; or (iii) a registration in which the only Precigen Equity Securities being registered are Precigen Equity Securities issuable upon conversion of debt securities (other than this Note) that are being registered.
(u)“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(v)“IPO” has the meaning set forth in Section 5(b).
(w)“IPO Conversion Notice Date” means the date which is no more than thirty (30) days after receipt of the Precigen IPO Notice.
(x)“IPO Conversion Price” means (A) the per share offering price to the public of the Equity Securities offered in a Qualified IPO [*****].
(y)“Issuance Date” means the date hereof.
(z)“Mandatory Conversion Amount” has the meaning set forth in Section 3(e).
(aa)    “Mandatory Conversion Notice” has the meaning set forth in Section 3(g)(iii).
(bb)    “Mandatory Conversion Time” has the meaning set forth in Section 3(e).
(cc)    “Material Adverse Effect” means any event, occurrence, fact, condition or change that is materially adverse to (i) the business, results of operations, financial condition or assets of all or a substantial part of the business of Borrowers, taken as a whole, or (ii) the ability of Borrowers to consummate the transactions (including the conversion of this Note to Equity Securities of the Company or Precigen) contemplated hereby. Solely with regard to subsection (i) above, any adverse change, event, development, or effect arising from or relating to any of the following shall not be deemed to constitute, and none of the following shall be taken into account in determining whether there has been or may be, a Material Adverse Effect: (A) general business, industry or economic conditions affecting the marketplace generally, including such conditions which relate to the business of Borrowers, (B) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel, or the escalation of any of the foregoing, or any act of God or national or international calamity, (C) changes in United States generally accepted accounting principles, (D) changes in laws, statutes, rules, ordinances and regulations promulgated by any court or governmental body, any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory or taxing authority thereunder in any applicable jurisdiction, (E) any flood, earthquake, hurricane or other natural disaster, weather-related conditions, explosions or fires, or any force majeure events in any country or region in which either of the Borrowers have material operations, (F) any change, effect, occurrence, state of facts or development to the extent attributable to the announcement or disclosure of the transactions set forth in this Note or the compliance with the terms and conditions of this Note, (G) any change, effect, event, occurrence, state of facts or development resulting from the taking of any action required by, or the failure to take any action prohibited by, this Note, or (H) any failure to meet projections or forecasts (provided that the underlying cause of such failures, subject to the other provisions of this definition, shall not be excluded); provided, however, that, to the extent that an effect or change listed in (A) through (E) affects either Borrower’s business in a disproportionately adverse manner relative to other businesses in the industries and markets in which such Borrower operates, such changes and events shall be taken into account in determining whether a Material Adverse Effect has occurred.
(dd)    “Maturity Date” has the meaning set forth in the Preamble.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(ee)    “Nasdaq Stock Market” means the National Association of Securities Dealers Automated Quotations National Market or any successor national securities exchange or over-the-counter trading market in the United States.
(ff)    “Note Conversion” has the meaning set forth in Section 5(c).
(gg)    “Note Indemnified Party” and “Note Indemnified Parties” has the meaning set forth in Section 16.
(hh)    “Notice” means notice served, given or delivered in accordance with Section 16 hereof.
(ii)    “Obligors” has the meaning set forth in Section 12.
(jj)    “Outside Conversion Date” means the first Trading Day following the second anniversary of the Issuance Date, as such date may be extended pursuant to the terms of this Note.
(kk)    “Parties” has the meaning set forth in the Preamble.
(ll)    “Pilot Program Covered Transaction” has the meaning set forth in Section 4(a)(viii).
(mm)    “PIK Amount” has the meaning set forth in Section 2(c).
(nn)    “PIK Interest” has the meaning set forth in Section 2(c).
(oo)    “Precigen Financing” shall mean a transaction or series of transactions pursuant to which Precigen issues and sells shares of its Equity Securities with the principal purpose of raising capital for the benefit of Precigen, with a portion of the gross proceeds provided by a Person or Persons who is not an Affiliate of the Company or Precigen.
(pp)    “Precigen Financing Conversion Amount” has the meaning set forth in Section 3(c).
(qq)    “Precigen Financing Conversion Price” shall mean a price equal to [*****].
(rr)    “Precigen Financing Stock” shall mean the type and series of Equity Securities of Precigen issued and sold by Precigen in a Precigen Financing.
(ss)    “Precigen IPO Effectiveness Notice” has the meaning set forth in Section 5(b).
(tt)    “Precigen IPO Notice” has the meaning set forth in Section 5(b).
(uu)    “Precigen IPO Registration Statement” has the meaning set forth in Section 5(b).
(vv)    “Qualified Company Financing” shall mean the sale of shares of Company Equity Securities to the public in an underwritten public offering, with the principal purpose of raising capital for the benefit of the Company, pursuant to an effective registration statement under the Securities Act resulting in gross proceeds of at least [*****], net of underwriting discount and commissions, to the Company and in connection with such offering, Company Equity Securities are listed on the Nasdaq Stock Market, New York Stock Exchange or another exchange or marketplace approved by ARES.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(ww)    “Qualified Company Financing Conversion Amount” has the meaning set forth in Section 3(b).
(xx)    “Qualified Company Financing Conversion Price” shall mean [*****].
(yy)    “Qualified Company Financing Stock” shall mean the Company Common Stock issued and sold by the Company in a Qualified Company Financing.
(zz)    “Qualified IPO” shall mean the sale of shares of Precigen Equity Securities to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act resulting in at least [*****] of gross proceeds, net of underwriting discount and commissions, to Precigen and in connection with such offering, Precigen Equity Securities are listed on the Nasdaq Stock Market, New York Stock Exchange or another exchange or marketplace approved by ARES.
(aaa)    “Qualified Precigen Financing” shall mean a Precigen Financing pursuant to which Precigen issues and sells shares of its Equity Securities for aggregate gross proceeds of at least [*****], including all proceeds from the incurrence of indebtedness that is converted into such Equity Securities, or otherwise cancelled in consideration for the issuance of such Equity Securities.
(bbb)    “Qualified Precigen IPO Conversion Amount” has the meaning set forth in Section 3(d).
(ccc)    “Qualified Precigen IPO Stock” shall mean the type and series of Equity Securities of Precigen listed in a Qualified IPO on the Nasdaq Stock Market, New York Stock Exchange or another exchange or marketplace approved by ARES.
(ddd)    “Rule” has the meaning set forth in Section 5(c).
(eee)    “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.
(fff)    “Securities Purchase Agreement” has the meaning set forth in Section 2(a).
(ggg)    “Trading Day” has the meaning set forth in Section 2(a).
(hhh)    “Transfer Agent” has the meaning set forth in Section 3(g)(ii).
2.Payments of Principal and Interest.
(a)All payments of principal on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as ARES may from time to time designate by Notice. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day. For purposes of this Note, “Trading Day” shall mean any day on which the Nasdaq Stock Market is open for customary trading. This Note is issued pursuant to that certain Securities Purchase, Assignment and Assumption Agreement, dated December 19, 2018, by and between ARES, the Company and Precigen (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(b)Payment of Interest. Except as stated in Sections 2(c) and 4(b) hereof, the outstanding principal amount of this Note shall not bear interest.
(c)Precigen PIK Payment. The outstanding principal amount of this Note shall be deemed to accrue interest, for each day from the Issuance Date until its principal amount is paid in full or converted in full into Equity Securities of the Company or Precigen, at a rate per annum equal to five per cent (5%) (“PIK Interest”). The PIK Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. The accrued PIK Interest (the “PIK Amount”) shall only be payable to the extent and in the manner set forth herein. The PIK Amount shall only be paid when and if some or all of the outstanding principal amount of the Note is converted to Precigen Equity Securities pursuant to Section 3(c) or Section 3(d) hereof. The PIK Amount shall be paid by being included in the Precigen Financing Conversion Amount or Qualified Precigen IPO Conversion Amount, as applicable, to be converted pursuant to Section 3(c) or Section 3(d), as applicable. If ARES converts a portion of the principal of the Note into Precigen Equity Securities, the PIK Amount shall only be paid with respect to such converted amount. (In other words, the PIK Amount shall be the portion of the PIK Interest to have accrued on the principal amount so converted up to the applicable Conversion Date.) The PIK Amount shall not be payable to the extent the principal amount of the Note converts into Company Equity Securities pursuant to Section 3(a) or Section 3(b) hereof.
(d)This Note may not be prepaid or redeemed without the written consent of ARES.
3.Conversion of Note. Under the circumstances and according to the terms and conditions set forth herein and subject to Section 4.8 of the Securities Purchase Agreement, ARES shall have the right, at its sole option, to convert the principal amount of this Note into shares of the Company’s Common Stock or Precigen’s Equity Securities. Any principal amount of this Note outstanding on the Outside Conversion Date shall automatically convert into shares of Company Common Stock pursuant to Section 3(e) hereof.
(a)Conversion into Company Common Stock. Subject to Section 3(j) hereof, if this Note has not converted in full pursuant to the other provisions hereof, ARES shall have the right, at ARES’s sole option, by delivering an irrevocable Conversion Notice pursuant to Section 17 hereof at any time prior to the Outside Conversion Date, to convert some or all of the then outstanding principal amount of this Note (the “Common Stock Conversion Amount”) into fully paid and nonassessable shares of the Company’s common stock, no par value (the “Company Common Stock”); provided that such principal amount to be converted shall be at least the lesser of (i) the then aggregate outstanding principal amount of this Note or (ii) Five Million Dollars ($5,000,000). ARES shall have the registration rights with respect to the Company Common Stock set forth in the Securities Purchase Agreement. The number of shares of Company Common Stock issuable upon conversion of a Common Stock Conversion Amount pursuant to this Section 3(a) shall be determined according to the following formula:
Common Stock Conversion Amount
divided by
Conversion Price
If any Note Conversion would be (i) subject to advance filing requirements under the HSR Act or under any foreign antitrust, merger control, or competition laws (collectively with the HSR Act, the “Antitrust Laws”), or the receipt of any clearances, authorizations, approvals, or waiting period expirations or terminations under the Antitrust Laws (collectively, the “Antitrust

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Clearances”), or (ii) a Pilot Program Covered Transaction, or if CFIUS or the President initiate a unilateral review of any Note Conversion pursuant to Section 721 of the DPA, then the Parties will cooperate, and use all commercially reasonable efforts, to obtain all such Antitrust Clearances and CFIUS Clearances and the applicable conversion will close as promptly as practicable following receipt of all such Antitrust Clearances and CFIUS Clearances.
(b)Conversion into Company Common Stock Issued in a Qualified Company Financing. Subject to Section 3(j) hereof, if this Note has not converted in full pursuant to the other provisions hereof, ARES shall have the right, at ARES’ sole option, by delivering an irrevocable Conversion Notice pursuant to Section 17 hereof at any time prior to the consummation of a Qualified Company Financing, to convert some or all of the then outstanding principal amount of this Note (the “Qualified Company Financing Conversion Amount”) into fully paid and nonassessable shares of the Qualified Company Financing Stock. ARES shall have the registration rights with respect to the Qualified Company Financing Stock set forth in the Securities Purchase Agreement. The number of shares of Qualified Company Financing Stock issuable upon conversion of the Qualified Company Financing Conversion Amount pursuant to this Section 3(b) shall be determined according to the following formula:
Qualified Company Financing Conversion Amount
divided by
Qualified Company Financing Conversion Price
(c)Conversion into Precigen Equity Securities Issued in a Precigen Financing. Subject to Section 3(j) hereof, if this Note has not converted in full pursuant to the other provisions hereof, ARES shall have the right, at ARES’ sole option, by delivering an irrevocable Conversion Notice pursuant to Section 17 hereof at any time prior to the consummation of a Precigen Financing, to convert some or all of the then outstanding principal amount of this Note plus the PIK Amount accrued and outstanding on such principal amount (the “Precigen Financing Conversion Amount”) into fully paid and nonassessable shares of the Precigen Financing Stock. ARES shall have the registration rights with respect to a Precigen Financing described in the Securities Purchase Agreement. The number of shares of Precigen Financing Stock issuable upon conversion of the Precigen Financing Conversion Amount pursuant to this Section 3(c) shall be determined according to the following formula:
Precigen Financing Conversion Amount
divided by
Precigen Financing Conversion Price
(d)Conversion into Precigen Equity Securities In Connection With a Qualified Precigen IPO. Subject to Section 3(j) hereof, if this Note has not converted in full pursuant to the other provisions hereof, ARES shall have the right, at ARES’s sole option, by delivering an irrevocable Conversion Notice pursuant to Section 17 hereof at any time prior to the IPO Conversion Notice Date, to convert some or all of the then outstanding principal amount of this Note plus the PIK Amount accrued and outstanding on such principal amount (the “Qualified Precigen IPO Conversion Amount”) into fully paid and nonassessable shares of the Qualified Precigen IPO Stock. ARES shall have the registration rights with respect to a Qualified Precigen IPO set forth in the Securities Purchase Agreement. The number of shares of Qualified Precigen IPO Stock issuable upon conversion of a

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Qualified Precigen IPO Conversion Amount pursuant to this Section 3(d) shall be determined according to the following formula:
Qualified Precigen IPO Conversion Amount
divided by
IPO Conversion Price
(e)Mandatory Conversion. Subject to Section 3(j) hereof, if this Note has not converted in full pursuant to the other provisions hereof, on the Outside Conversion Date (“Mandatory Conversion Time”) all outstanding principal under this Note shall automatically be converted (the “Mandatory Conversion Amount”) into fully paid and nonassessable shares of the Company Common Stock. ARES shall have the registration rights with respect to a Mandatory Conversion set forth in the Securities Purchase Agreement. The number of shares of Company Common Stock issuable upon conversion of a Mandatory Conversion Amount pursuant to this Section 3(e) shall be determined according to the following formula:
Mandatory Conversion Amount
Divided by
Conversion Price
(f)Fractional Shares. No fractional shares of Company or Precigen Equity Securities shall be issued upon conversion of this Note. In lieu of any fractional shares to which ARES would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price, Qualified Company Financing Conversion Price, Precigen Financing Conversion Price or Qualified Precigen IPO Conversion Price, as applicable. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total principal amount ARES is at the time converting into Company or Precigen Equity Securities and the aggregate number of shares of Company or Precigen Equity Securities issuable upon such conversion.
(g)Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:
(i)ARES's Delivery Requirements In Optional Conversion. To convert this Note into shares of Equity Securities of the Company or Precigen on any date pursuant to Section 3(a), Section 3(b), Section 3(c) or Section 3(d) hereof, ARES shall (A) deliver in the manner set forth in Section 17 hereof on such date, a copy of a fully executed Conversion Notice to the Company or Precigen (as applicable) and (B) subject to Section 3(g)(vi) hereof, surrender to a common carrier for delivery to the Company or Precigen (as applicable) as soon as practicable following such date the original Note being converted in whole or in part (or an indemnification undertaking with respect to such Note that is reasonably acceptable to the Borrowers in the case of its loss, theft or destruction).
(ii)Borrowers’ Response to Conversion Notice in Optional Conversion. Upon receipt by the Company or Precigen of a copy of a Conversion Notice, the Company or Precigen (as applicable) shall as soon as practicable, but in no event later than two (2) Trading Days after receipt of such Conversion Notice, provide Notice confirming receipt of such Conversion Notice by countersigning the Conversion Notice in the area provided thereon (a “Borrower Confirmation of Conversion Notice”) to ARES and the Company’s or Precigen’s designated

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

transfer agent, as and if applicable (“Transfer Agent”), which confirmation shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein.

a.
If converting pursuant to Sections 3(a) or 3(b), upon receipt by the Transfer Agent of a copy of the executed Conversion Notice and a copy of the applicable Borrower Confirmation of Conversion Notice, the Transfer Agent shall, provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of ARES, credit such aggregate number of shares of Equity Securities to which ARES shall be entitled, subject to Section 4.8 of the Securities Purchase Agreement, to ARES's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system; provided, however, in the case of a conversion pursuant to Section 3(b), no Equity Securities shall be issued in advance of the closing of the Qualified Company Financing, and provided further that if the closing of the Qualified Company Financing does not occur within [*****] of the Borrower’s receipt of the Conversion Notice, such Conversion Notice shall be deemed void ab initio and of no effect, ARES’s conversion rights with respect to such Qualified Company Financing shall be deemed not to have been exercised and a Qualified Company Financing shall be deemed not to have occurred and Borrower shall be obligated to comply with its obligations under Section 5(a) below and to afford ARES with its full opportunity to exercise its rights pursuant to Section 3(b) above before Borrower may conduct a Qualified Company Financing.

b.
If converting pursuant to Section 3(c), if Precigen has received the executed Conversion Notice prior to the closing of the Precigen Financing, Precigen shall cause the aggregate number of shares of Equity Securities to which ARES shall be entitled to be recorded in the appropriate stock ledger of the Company, subject to ARES’ execution of all documents reasonably requested to be executed in connection with, and executed by other purchasers in, such Precigen Financing. If the closing of the Precigen Financing does not occur within [*****] of the Borrower’s receipt of such Conversion Notice, such Conversion Notice shall be deemed void ab initio and of no effect, and ARES’ conversion rights with respect to such Precigen Financing shall be deemed not to have been exercised, and a Qualified Precigen Financing pursuant to Section 3(j) shall not be deemed to have occurred.

c.
If converting pursuant to Section 3(d), upon the later to occur of: (a) the Transfer Agent’s receipt of a copy of the executed Conversion Notice and a copy of the applicable Borrower Confirmation of Conversion Notice and (b) the closing of the Qualified Precigen IPO, the Transfer Agent shall, provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, upon the

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

request of ARES, credit such aggregate number of shares of Equity Securities to which ARES shall be entitled, subject to Section 4.8 of the Securities Purchase Agreement, to ARES's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system.

d.
If less than the full then-outstanding principal amount of this Note is submitted for conversion and (notwithstanding Section 3(g)(vi)) Borrowers have actually received the original Note pursuant to Section 3(g)(i), then the Borrowers shall, as soon as practicable and in no event later than five (5) Trading Days after receipt of the Note and at Borrowers’ own expense, issue and deliver to ARES a new Note for the outstanding principal amount not converted.

e.
In the event any shares of Equity Securities to which ARES is entitled upon conversion are not eligible to be credited to ARES's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system as set forth in this Section 3(g), such Equity Securities shall be issued and promptly delivered to ARES in certificated form.

(iii)Procedural Requirements in Mandatory Conversion. On or no more than three (3) Trading Days prior to the Outside Conversion Date, the Company shall provide ARES and the Transfer Agent with Notice of the Mandatory Conversion Time (the “Mandatory Conversion Notice”), which Mandatory Conversion Notice shall constitute an irrevocable instruction to the Transfer Agent to process the Mandatory Conversion Notice in accordance with the terms herein. Upon receipt by the Transfer Agent of a copy of the executed Mandatory Conversion Notice, the Transfer Agent shall, provided the Transfer Agent is participating in The DTC Fast Automated Securities Transfer Program, upon the request of ARES, credit such aggregate number of shares of Equity Securities to which ARES shall be entitled, subject to Section 4.8 of the Securities Purchase Agreement, to ARES's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. Upon receipt of the Mandatory Conversion Notice, ARES shall surrender the Note (or provide an indemnification undertaking with respect to such Note that is reasonably acceptable to the Borrowers in the case of its loss, theft or destruction) to the Company at the place designated in such Notice. The Company shall pay cash as provided in Section 3(f) in lieu of any fraction of a share of Company Common Stock otherwise issuable upon such conversion.
(iv)Dispute Resolution. In the case of a dispute as to the determination or the arithmetic calculation of the Conversion Price, the Qualified Company Financing Conversion Price, the Precigen Financing Conversion Price or the Qualified Precigen IPO Conversion Price, the relevant Borrower shall instruct the Transfer Agent to issue to ARES the number of shares of Equity Securities that is not disputed and shall give ARES Notice of the disputed determinations or arithmetic calculations within three (3) Trading Days of receipt of ARES' Conversion Notice or of the Mandatory Conversion Time (as applicable). If ARES and the relevant Borrower are unable to agree upon the determination or arithmetic calculation of the relevant Conversion Price, Qualified Company Financing Conversion Price, Precigen

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Financing Conversion Price or Qualified Precigen IPO Conversion Price within one (1) Trading Day of such disputed determination or arithmetic calculation being submitted to ARES, then the relevant Borrower shall within one (1) Trading Day submit the disputed determination or arithmetic calculation of the Conversion Price, the Qualified Company Financing Conversion Price, the Precigen Financing Conversion Price or the Qualified Precigen IPO Conversion Price, as applicable, to identify an independent investment bank of international standing. The relevant Borrower and ARES shall cause the investment bank to perform the determinations or calculations and notify the Borrower and ARES of the results no later than the fifth (5th) day after the date it receives the disputed determinations or calculations. Such investment bank's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.
(v)Record Holder. The person or persons entitled to receive the shares of Equity Securities issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Equity Securities on the Conversion Date.
(vi)Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, ARES shall not be required to physically surrender this Note to the relevant Borrower unless the full outstanding principal amount represented by this Note is being converted. ARES and the relevant Borrower shall each maintain records showing the aggregate principal amount outstanding and aggregate principal amount converted and the dates and applicable Company Common Stock Conversion Amount, Qualified Company Financing Conversion Amount, Precigen Financing Conversion Amount or Qualified Precigen IPO Conversion Amount for each conversion or shall use such other method, reasonably satisfactory to ARES and the Borrowers, so as not to require physical surrender of this Note upon each conversion. ARES and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any portion of this Note, the outstanding principal amount represented by this Note may be less than the principal amount set forth on the face hereof.
(h)Reserved.
(i)Withholding. The Company shall not deduct and withhold from amounts payable to ARES pursuant to the Note unless applicable U.S. tax law requires it to so deduct and withhold. If the Company is so required to deduct and withhold under applicable law, it shall first give ARES written notice as soon as possible and in any case before any such deduction or withholding and shall cooperate with ARES to mitigate any such requirement to the extent permitted by applicable law if, in the reasonable judgment of the Company, such action will not subject the Company to any unreimbursed cost or expense and will not otherwise be disadvantageous to the Company.  To the extent any amounts are so deducted and withheld in accordance with the previous sentence, and duly and timely deposited with the appropriate governmental authority by the Company, such amounts shall be treated for purposes of the Note as having been paid to ARES in respect of which such deduction and withholding was made. Prior to, and in connection with, each conversion by, or payment made to, ARES under this Note, ARES will provide a Form W-8 and make any certifications under applicable tax treaties to eliminate any required tax withholding, to the extent such certifications are accurate.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(j)Termination of Conversion Rights. ARES’ right to initiate conversion of the principal amount of this Note to shares of the Company’s or Precigen’s Equity Securities shall terminate upon the consummation of the mandatory conversion of this Note pursuant to Section 3(e) hereof. In addition, ARES’ right to initiate conversion of some or all of the principal amount of this Note into shares of Precigen’s Equity Securities shall expire upon the consummation of the first Qualified Precigen Financing to occur after the Issuance Date if (i) the Borrowers have materially complied with and performed all of their obligations hereunder, including, without limitation, under Section 5(a) hereof, and under the Securities Purchase Agreement relating to such Qualified Precigen Financing; and (ii) ARES has not initiated conversion of at least [*****] of the then current outstanding principal amount of this Note into shares of Precigen Equity Securities pursuant to Section 3(c) in connection with such Qualified Precigen Financing. For the avoidance of doubt, the termination pursuant to the prior sentence of ARES’ right to convert some or all of the principal amount of this Note into shares of Precigen Equity Securities shall not terminate ARES’ right to convert some or all of the principal amount of this Note into shares of Equity Securities of the Company pursuant to the terms hereof.
4.Defaults and Remedies.
(a)Events of Default.    An “Event of Default” shall be deemed to have occurred at such time as any of the following events:
(i)After, and only after, the expiration of the Lock-Up Period (as defined in the Securities Purchase Agreement) and while any registration statement under the Securities Act is required to be maintained effective pursuant to the terms of the Securities Purchase Agreement defining the registration rights of ARES, the effectiveness of such registration statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to ARES for sale of all of the Registrable Securities (as defined in the Securities Purchase Agreement) in accordance with the terms of the Securities Purchase Agreement, and such lapse or unavailability continues for a period of fifteen (15) consecutive Trading Days or for more than an aggregate of sixty (60) Trading Days in any 365-day period;
(ii)any Borrower’s or any Transfer Agent’s notice to ARES, including by way of public announcement, at any time, of its intention not to comply with a proper request for conversion of the Note into shares of Equity Securities; the failure of a Borrower to deliver a Borrower Confirmation of Conversion Notice to ARES and to the Transfer Agent in accordance with the provisions of this Note within two (2) Trading Days after the receipt by the Borrower of a Conversion Notice (subject to extension in accordance with Section 3(g)(iii) for a good faith dispute made in accordance with the terms of Section 3(g)(iii));
(iii)any Borrower breaches any covenant or other term or condition of the Securities Purchase Agreement, this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby if such breach would reasonably be expected to have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least ten (10) Trading Days;
(iv)any representation or warranty made by any Borrower in the Securities Purchase Agreement, this Note or any other agreement, document, certificate or other

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

instrument delivered in connection with the transactions contemplated thereby and hereby was false when made or as of any time period such representation or warranty is in effect and the matter, event, occurrence, fact, or condition regarding which it was false is or would be reasonably likely to constitute a Material Adverse Effect;
(v)if any Person credibly threatens by way of any public announcement to commence a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law (as defined below);
(vi)if any Borrower pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) becomes insolvent, or (F) is generally unable to pay its debts as the same become due;
(vii)a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that; (A) is for relief against any Borrower in an involuntary case and that remains undismissed for a period of sixty (60) days or more, (B) appoints a Custodian of any Borrower or for all or substantially all of its property, or (C) orders the liquidation of any Borrower or any subsidiary; or
(viii)any failure to obtain CFIUS Clearance if a Note Conversion is a pilot program covered transaction, as defined at 31 C.F.R. §801.210, or otherwise requires the filing of a mandatory declaration with CFIUS (“Pilot Program Covered Transaction”), or if CFIUS or the President initiate a unilateral review of such Note Conversion pursuant to Section 721 of the DPA, including any failure to obtain any such CFIUS Clearance due to any Party’s reasonable determination or to any Intrexon Party’s unreasonable determination that compliance with requirements or conditions required by CFIUS in order to obtain CFIUS Clearance would be materially adverse to the business, financial condition, or results of operations of such Party.
The term “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.
(b)Remedies. If an Event of Default occurs from events described in clauses (i) through and (v) of Section 4(a) and is continuing, in addition to any remedy ARES may have under this Note and the Securities Purchase Agreement, ARES of this Note may at any time thereafter declare the entire principal balance of this Note to be due and payable immediately. In the case of an Event of Default arising from events described in clauses (vi) and (viii) of Section 4(a), this Note shall automatically become due and payable without further action or notice. Should any action be commenced between the parties hereto, or their personal representatives, concerning or relating to an Event of Default or the rights and duties of any person relative thereto, the prevailing party shall be entitled to recover, as an element of their costs of suit or as damages, reasonable attorneys' fees.
5.Notices of and Obligations With Respect To Certain Transactions.

(a)	Material Transactions. In case:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(i)the Company shall set a record date for the holders of its capital stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of Equity Securities, or to receive any other right, to subscribe for or purchase any Equity Securities, or
(ii)the Company or Precigen shall set an effective date of any capital reorganization of the Company or Precigen, any reclassification of the capital stock of the Company or Precigen, or any Change of Control of the Company or Precigen, or
(iii)the Company shall set an effective date of any redemption of any capital stock of the Company, or
(iv)the Company shall effect any Qualified Company Financing, or Precigen or the Company shall effect any Precigen Financing, then, and in each such case, the Company and or Precigen, as applicable, will give ARES Notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such Change of Control, reorganization, reclassification, dissolution, liquidation, winding-up, redemption, conversion, Qualified Company Financing or Precigen Financing is to take place, and the time, if any is to be fixed, as of which the holders of record of Equity Securities (or the Equity Securities at the time deliverable upon such Change of Control, reorganization, reclassification, dissolution, liquidation, winding-up, redemption, conversion, Qualified Company Financing or Precigen Financing) are to be determined. Such notice shall be given at least [*****] Trading Days prior to the record date or effective date for the event specified in such notice or such lesser period in the event [*****] Trading Days is impracticable in the circumstances, provided, however, that such period shall not be less than [*****] Trading Days with respect to a Qualified Precigen Financing. Such Notice shall specify all material terms of the event specified in such Notice. If any material term materially changes after such Notice is given, or such Notice fails to include any such material term, the Borrowers shall promptly provide an updated Notice reflecting such material changes or omitted material term to ARES. Such Notice and all information provided therein and in connection therewith shall constitute Confidential Information of the Company as defined in and pursuant to the Securities Purchase Agreement.
The Company and Precigen shall provide ARES with the opportunity to perform reasonable due diligence in connection with any Qualified Company Financing or Precigen Financing (including the opportunity to ask questions of Precigen’s management as referenced in Section 15c concerning Precigen), which is commensurate with the due diligence provided to the other potential investors in such Qualified Company or Precigen Financing. All due diligence information so provided to ARES shall constitute Confidential Information of the Company as defined in and pursuant to the Securities Purchase Agreement.
Notwithstanding anything to the contrary above, if ARES’ conversion rights have terminated pursuant to Section 3(j) with respect to Precigen Equity Securities, neither the Company nor Precigen shall have any further obligation to provide ARES any of the above referenced notices with respect to Precigen or its Equity Securities.

(b)	Precigen IPO.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(i)The Borrowers shall provide ARES with Notice no less than [*****] (the “Precigen IPO Notice”) prior to the date on which a Form S-1 (or other available form) (a “Precigen IPO Registration Statement”) is first filed with the SEC other than on a confidential basis in reliance on Section 6(e) of the Securities Act registering equity securities of Precigen for sale to the public (other than in an Excluded Registration) (an “IPO”). When providing the Precigen IPO Notice, the Borrowers shall furnish copies to ARES of [*****]. To the extent that [*****] is available on the SEC’s Electronic Data Gathering Analytics and Retrieval System, Borrowers shall be relieved of their obligation to furnish copies thereof to ARES.
(ii)No less than [*****] Trading Days prior to Precigen’s submission to the SEC of a request for acceleration of the effectiveness of the Registration Statement for any Precigen IPO, Borrowers will give ARES Notice of Precigen’s intention to make such acceleration request (the “Precigen IPO Effectiveness Notice”). The Precigen IPO Effectiveness Notice will Notify ARES of the date Borrowers request the Precigen IPO Registration Statement will become effective.
(c)Compliance with Rules and Regulations Upon Conversion of Note. If any conversion of any principal amount of this Note to shares of the Company’s or Precigen’s Equity Securities (“Note Conversion”) requires prior compliance with any law, statute, rule, regulation, or order (“Rule”), including, without limitation, the obtaining of any Antitrust Clearances or CFIUS Clearances or approval from any Governmental Authority, the Company and/or Precigen, as applicable, and ARES will use commercially reasonable efforts to comply with such Rule and ARES, the Company and/or Precigen, as applicable, will consult with and cooperate in good faith with one another to achieve compliance by ARES, the Company and/or Precigen, as applicable, with such Rule and to obtain any such approvals, including, without limitation, any such other Antitrust Clearances or CFIUS Clearances (if the Note Conversion is a Pilot Program Covered Transaction) or approvals from any Governmental Authority. Without limiting the foregoing, each of the Company, Precigen, and ARES shall take such actions and agree to such requirements or conditions to mitigate any national security concerns as may be requested or required by CFIUS in connection with, or as a condition of, obtaining CFIUS Clearance, provided that (subject to Section 4 hereof) the obligations of this Section 5(c) shall not require any action that, in any Party’s reasonable determination, would be materially adverse to the business, financial condition, or results of operations of such Party and, provided further, that the requirement by CFIUS or the President to implement written procedures at the Company and/or Precigen to prevent the release to ARES or any other foreign person, as defined at 31 C.F.R. §800.216, of (A) critical technologies, as defined at 31 C.F.R. §801.204, or (B) sensitive personal data of United States citizens that may be exploited in a manner than threatens national security, shall not be deemed to be materially adverse to the business, financial condition or results of operations of the Company and/or Precigen. The Parties shall work in good faith to take such actions as are necessary to assure that ARES’ right to convert the Note pursuant to Section 3 hereof or to have the Mandatory Conversion occur are not prevented by reason of any delay occasioned by the process of obtaining any Antitrust Clearance or CFIUS Clearance. Any timing requirements, provisions or deadlines set forth in the Transaction Agreements related to a conversion of this Note to shares of the Company’s or Precigen’s Equity Securities or other actions required by ARES as set forth herein shall be extended for such period as reasonably necessary to allow for compliance with any such Rule and the obtaining of any approvals described in this Section 5(c).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

6.Reservation of Shares. The Company shall, so long as any principal amount of the Note is outstanding, reserve and keep available out of its authorized and unissued Company Common Stock, solely for the purpose of effecting the conversion of the Note, such number of shares of Company Common Stock as shall from time to time be sufficient to effect the conversion of the entire outstanding principal amount of the Note without regard to any restrictions or limitations on conversions. The Borrowers shall, so long as any principal amount of the Note is outstanding, take such actions as are necessary to assure that sufficient shares are available of Borrowers’ authorized and unissued Equity Securities, solely for the purpose of effecting the conversion of the Note pursuant to Sections 3(b), 3(c) and 3(d) hereof, as shall from time to time be sufficient to effect the conversion of the entire outstanding principal amount of the Note pursuant to such Sections 3(b), 3(c) and 3(d) hereof, without regard to any restrictions or limitations on conversions.
7.Reissuance of Note. Subject to Section 3(g)(vi) in the event of a conversion pursuant to this Note of less than all of the outstanding principal amount represented by this Note, the Borrowers shall promptly cause to be issued and delivered to ARES, upon tender by ARES of the Note converted, a new Note of like tenor representing the remaining principal amount of this Note which has not been so converted. The date the Borrowers initially issue this Note will be deemed to be the Issuance Date hereof regardless of the number of times a new Note shall be issued, including, without limitation, any such reissuance under this Section 7 or Section 9 hereof.
8.Vote to Change the Terms of this Note. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrowers and ARES. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.
9.Lost or Stolen Note. Upon receipt by the Borrowers of evidence reasonably satisfactory to the Borrowers of the loss, theft, destruction or mutilation of any Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by ARES to the Borrowers in a form reasonably acceptable to the Borrowers and, in the case of mutilation, upon surrender and cancellation of the Note, the Borrowers shall execute and deliver a new Note or Notes of like tenor and date; provided, however, the Borrowers shall not be obligated to re-issue a Note if ARES contemporaneously requests the Borrowers to convert such remaining principal amount pursuant to the provisions hereof.
10.Payment of Collection, Enforcement and Other Costs. In addition to all other amounts due hereunder, the Borrowers shall pay to ARES all reasonable cost and expenses including attorneys’ fees, incurred in connection with: (i) the collection or enforcement of or under this Note; or (ii) any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Note.
11.Cancellation and Surrender of Note. After the entire outstanding principal amount owed on this Note has been converted, redeemed or paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Borrowers for cancellation and shall not be reissued.
12.Joint and Several Liability, Waivers, Consents, Etc. Notwithstanding anything to the contrary contained herein, each Borrower hereby agrees that the obligations of each other Borrower hereunder shall be joint and several obligations of the Borrowers. The Borrowers are engaged in related businesses and the proceeds of the Note are being used to advance Precigen therapeutic programs, which will benefit the Borrowers. Each Borrower will derive substantial direct and indirect benefit from the extensions of credit hereunder. Each Borrower agrees that ARES shall have no duty to advise such Borrower of information

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

known to ARES regarding the condition of the other Borrower or of the risk of nonperformance by such other Borrower or to undertake any investigation regarding such matters. Additionally, each Borrower and any and all other endorsers, sureties or guarantors hereof and any and all others who are now or may become liable for all or part of the obligations of such Borrower under this Note (all of the foregoing being collectively referred to herein as “Obligors”), agree to be jointly and severally bound hereby and jointly and severally, waive presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note and, except as expressly provided to the contrary herein or in the Securities Purchase Agreement, all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agree that the liability of each of them shall be unconditional, joint and several, without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by ARES. Each Obligor hereby consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by ARES with respect to the conversion or payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.
13.No Rights or Liabilities as Stockholder. This Note does not by itself entitle ARES to any voting rights or other rights as a stockholder of the Company or Precigen. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of ARES, shall cause such ARES to be a stockholder of the Company or Precigen for any purpose.
14.Representations and Warranties of Borrowers. The Borrowers hereby represent and warrant, jointly and severally, to ARES that as of the date hereof, and continuing as long as any indebtedness evidenced hereby remains outstanding and as long as this Note remains in effect this Note is the legal, valid and binding obligation of each Borrower and is enforceable against such Borrower in accordance with its terms. The Borrowers hereby represent and warrant, jointly and severally, to ARES that as of the date hereof and after consummation of the transactions contemplated hereby, each Borrower is solvent, is able to pay their respective debts as they become due and has capital sufficient to carry on their respective businesses and all businesses in which they are about to engage, and now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay their respective debts. The representations and warranties set out in this Section 14 shall survive the satisfaction and performance and the termination and cancellation of this Note.
15.Representations and Warranties of ARES. ARES hereby represents and warrants to the Borrowers that:
a.ARES (or its designated Affiliate) will acquire any Equity Securities issuable upon conversion of the Note for its own account, for investment and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act;
b.At the time of acquiring any Equity Securities issuable upon conversion of the Note Ares (or its designated Affiliate) will be an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, will have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in the Equity Securities issuable upon conversion of the Note and will be capable of bearing the economic risks of such investment;
c.At the time of acquiring any Equity Securities issuable upon conversion of the Note, ARES and its advisers (or its designated Affiliate and its advisers) will have been, subject to Precigen’s

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

compliance with Section 5(a) hereof, (i) furnished with all materials relating to the business, finances and operations of Precigen that have been requested by ARES or its advisers (or its designated Affiliate and its advisers) and (ii) afforded the opportunity to ask questions of Precigen’s management concerning Precigen; provided, however, no investigation or due diligence review by ARES or any of its Affiliates shall alter, diminish or impair the right or ability of ARES (or its designated Affiliate) to rely upon the representations and warranties of the Borrowers;
d.ARES understands that, as of the date of conversion of this Note, the sale or re-sale of the Equity Securities issuable upon conversion thereof will not have been Registered under the Securities Act or any applicable state securities laws, and the Equity Securities issuable upon conversion thereof may not be offered, sold or otherwise transferred unless (i) the Equity Securities issuable thereunder, as applicable, are offered, sold or transferred pursuant to an effective registration statement under the Securities Act, or (ii) the Equity Securities issuable upon conversion hereof, as applicable, are offered, sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities laws; and
e.the principal offices of ARES (or its designated Affiliate) and the offices of ARES (or its designated Affiliate) in which it made its decision to convert the Note are located at the address set forth in the Conversion Notice.
16.Indemnification. Other than with respect to actions by the Borrowers to enforce this Note or the Securities Purchase Agreement regarding which a court of competent jurisdiction has issued a final, non-appealable order determining that Borrowers were not entitled to such enforcement, the Borrowers agree, jointly and severally, to defend, protect, indemnify and hold harmless ARES and each and its Affiliates and its and their shareholders, equity holders, owners, officers, directors, employees, attorneys and agents (each a “Note Indemnified Party” and collectively, the “Note Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Note Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not the Note Indemnified Parties shall be designated as a party thereto), which may be imposed on, incurred by, or asserted against any Note Indemnified Party (whether direct, indirect or consequential and whether based on any federal or state laws or other statutory regulations, under common law or at equitable cause, or on contract or otherwise) in any manner relating to or arising out of this Note or the Transaction Agreements, or any act, event or transaction related or attendant thereto, the making and the management of the Note or the use or intended use of the proceeds of the Note hereunder. The provisions of and undertakings and indemnifications set out in this Section 16 shall survive the satisfaction, payment, termination and cancellation of this Note.
17.Notice. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below, and (b) in the case of notice by Federal Express or other reputable overnight courier service, three (3) Trading Days after delivery to such courier service, addressed to the party to be notified as follows:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(a)	If to ARES, at:
ARES TRADING S.A.
Zone Industrielle de L’Ouriettaz
1170 Aubonne
Switzerland
Attn: Legal Department

with a copy to:
Merck KGaA
Frankfurter Straâe 250
64293 Darmstadt
Germany
Attn: Merck Serono Legal Department

(b)	If to the Company, at:
Intrexon Corporation
20374 Seneca Meadows Parkway
Germantown, MD 20876
Attention: Legal Department

(c)	If to Precigen, at:
Precigen, Inc.
20358 Seneca Meadows Parkway
Germantown, MD 20876
Attention: Legal Department
or to such other address as each party designates to the other in the manner herein prescribed.
18.Governing Law; Venue. THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE BORROWERS AND ARES SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, ARES AND EACH BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND DETERMINED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK. TO THE MAXIMUM EXTENT PERMITTED BY LAW, ARES AND EACH BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.
19.JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH BORROWER AND, BY ITS ACCEPTANCE OF THIS NOTE, ARES HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM,

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF ANY BORROWER AND ARES WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, ARES AND EACH BORROWER HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EACH BORROWER AND ARES MAY FILE A COPY OF THIS NOTE WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF ARES AND ANY BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
20.Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit ARES’s right to pursue actual damages for any failure by the Borrowers to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by ARES thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Borrowers (or the performance thereof). The Borrowers acknowledge that a breach by them of their obligations hereunder will cause irreparable harm to ARES and that the remedy at law for any such breach may be inadequate. The Borrowers therefore agree that, in the event of any such breach or threatened breach, ARES shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
21.Entire Agreement. This Note, the schedules hereto, the Securities Purchase Agreement and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.
22.Construction. This Note shall be deemed to be jointly drafted by the Borrowers and ARES and shall not be construed against any person as the drafter hereof.
23.Failure or Indulgence Not Waiver. No failure or delay on the part of ARES in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
* * * *

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

IN WITNESS WHEREOF, this joint and several Convertible Note has been duly executed and delivered on the date first set forth above.

INTREXON CORPORATION

By:
Name:
Its:

PRECIGEN, INC.

By:
Name:
Its:

Accepted and Agreed to:

ARES TRADING S.A.

By:
Name:
Its:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

EXHIBIT I
INTREXON CORPORATION AND PRECIGEN, INC.
FORM OF CONVERSION NOTICE

Reference is made to the Convertible Note (the “Note”) issued by Intrexon Corporation (the “Company”) and Precigen, Inc. (“Precigen” and, with the Company, the “Borrowers”) on __________. In accordance with and pursuant to the Note, the undersigned hereby elects to convert the portion of the principal amount of the Note indicated below into the type of Equity Securities of the Borrower specified below as of the date specified below. Capitalized terms not defined in this Conversion Notice shall have the meanings set forth in the Note.

Borrower Into Whose Equity Securities the Note Principal Will Convert:

Equity Security Into Which the Note Principal Will Convert:

Conversion Date:

Aggregate outstanding principal amount of Note prior to this conversion:

Aggregate principal amount to be converted (Conversion Amount):

Aggregate outstanding principal amount of Note after this conversion:
Please confirm the following information:

Conversion Price, Qualified Company Financing Conversion Price, Precigen Financing Conversion Price or Qualified Precigen IPO Conversion Price, as applicable:

Number of shares of Equity Securities to be issued:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Please issue the Equity Securities into which the portion of the principal amount of the Note is being converted in the following name and to the following address:

Issue to:

Authorized Signature:
Name:
Title:
Phone #:
Fax #:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):
The recipient referenced above represents and warrants to the Borrowers that all of the representations and warranties made by ARES Trading S.A. pursuant to Section 15 of the Note are true and correct as to such recipient as of the date hereof.

By: ARES TRADING S.A.

By:
Name:
Its:

Accepted and agreed:

INTREXON CORPORATION

By:
Name:
Its:

PRECIGEN, INC.

By:
Name:
Its: